Exhibit 23.3

                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the use in this Registration Statement of iDdial Networks, Inc. on Form SB-2, of our report dated March 6, 2000 appearing in this Registration Statement, and to the reference to us under the caption "Experts" in such Registration Statement.



                                         /s/ Ehrhardt Keefe Steiner & Hottman PC
                                             Ehrhardt Keefe Steiner & Hottman PC

Dated: August 2, 2001
       Denver, CO